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                                                                   Exhibit 10.59


                             FOURTH AMENDMENT TO THE
                PROVIDENT FINANCIAL GROUP, INC. RETIREMENT PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2001)


     THIS FOURTH AMENDMENT to the Provident Financial Group, Inc. Retirement Plan made and executed as of this ____ day of ___________, 2004 by National City Corporation (hereinafter referred to as the "Company").


                              W I T N E S S E T H:

     A. Pursuant to Amendment No. 3 to the Provident Financial Group, Inc. Retirement Plan, the Company has reserved to the right to amend the Plan in
Article 12 of the Plan.

     B. The Company desires to amend the Plan to provide that effective January 1, 2005, Participants will no longer be permitted to make Before-Tax Contributions to their Before-Tax Contribution Account and the Company will no longer be permitted to make contributions to the Participant's Profit Sharing Contribution Accounts for Plan Years beginning after December 31, 2004.

     The Plan is hereby amended as follows:

     1. Section 4.1(a) is amended to read:

        (a) Amount of Contribution. Effective for Plan Years beginning after December 31, 2004 contributions will no longer be permitted to be made to a Participant's Before-Tax Contribution Account. Any Participant who makes Before-Tax Contributions in excess of the Maximum Deferred Amount for any Plan Year beginning prior to January 1, 2005 shall receive a distribution of such excess deferral (and any income allocated to such excess deferral) as soon as practicable following discovery of such excess amounts, but no later than April 15 following the close of the Plan Year in which such excess deferrals were made.

     2. Section 4.1(b) is amended to read:

        (b) Change in Contributions. Effective for Plan Years beginning after December 31, 2004, all Participant Salary Savings Agreements will be void; all Participant's contribution percentages will be changed to 0%; and changes to a Participants contribution percentage will not be permitted.

     3. Section 4.2 will amended to read:

        Effective for Plan Years beginning after December 31, 2004, Matching Contributions will no longer be permitted to be made to the Plan.


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     4. The first sentence of Section 12.1 is deleted and will now read:

        The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of any Executive Vice President or any officer of the Company who is senior to the Executive Vice Presidents of the Company or Director, Corporate Human Resources for the Company without the consent of any other Employer or of the Participants, Beneficiaries or any other person to amend the Plan, in whole or in part.

     5. The first sentence of Section 13.1 is deleted and will now read:

        The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of any Executive Vice President or any officer of the Company who is senior to the Executive Vice Presidents of the Company or Director, Corporate Human Resources for the Company without the consent of any other Employer or of the Participants, Beneficiaries or any other person to terminate the Plan, in whole or in part or as to any or all of the Employers or as to any designated group of Employees, Participants and their Beneficiaries.

     6. A new Section 5.6 will be added and will read:

        Effective for Plan Year beginning after December 31, 2004, the Employer will no longer be permitted to make Profit Sharing Contributions to the Plan.

     This Amendment No. 4 is executed at _________________, Ohio this _____ day of ____________, 2004 and shall be effective January 1, 2005.


                                        NATIONAL CITY CORPORATION

                                        By:
                                           -------------------------------------
                                        Title:
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